UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Soliciting Material Pursuant to §240.14a-12

American Standard Companies Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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American Standard Companies Inc.

Notice of Special Meeting

of Shareholders and

Proxy Statement

September 28, 2007

ASD Learning Center

One Centennial Avenue

Piscataway, New Jersey

Corporate Headquarters One Centennial Avenue P. O. Box 6820 Piscataway, NJ 08855-6820 Phone 732.980.6000

Frederic M. Poses

Chairman and

Chief Executive Officer

August 28, 2007

Dear Shareholder:

I invite you to a special meeting of the shareholders of American Standard Companies Inc. The meeting will be held on Friday, September 28, 2007, at 1:00 p.m. at the ASD Learning Center, One Centennial Avenue, Piscataway, New Jersey.

At this meeting we will consider the item of business listed in the attached formal notice of meeting and proxy statement. A form of proxy is also attached. Our Board of Directors recommends that you vote FOR the proposal on the proxy card.

As you’ll read in the attached proxy, we are proposing to amend the company’s certificate of incorporation to change the name of the company from “American Standard Companies Inc.” to “Trane Inc.”

This name change is in connection with the company’s separation of its three business segments, which the company announced on February 1, 2007. On July 31, 2007, the company completed the spinoff of its Vehicle Control Systems business, which now operates as an independent, publicly traded company known as WABCO Holdings Inc. On July 23, 2007, the company announced that it had signed a definitive agreement to sell the company’s worldwide Bath and Kitchen business to funds advised by Bain Capital Partners, LLC for $1.755 billion in cash. The sale is expected to close early in the fourth quarter. Following the close of the sale of the Bath and Kitchen business, the company will focus on its Air Conditioning Systems and Services business. As a result, American Standard’s management believes that a change of its name to “Trane Inc.”, named after the company’s flagship air conditioning brand, will align the name of the company with its remaining operating business.

If you are unable to attend in person, we urge you to participate in the meeting by voting your shares of common stock. You have a choice of voting over the Internet, by telephone or by sending the company a completed proxy by mail. Please refer to the instructions on the enclosed proxy card.

Sincerely,

FREDERIC M. POSES
Chairman and
Chief Executive Officer

American Standard Companies Inc.

Notice of Special Meeting of Shareholders

and Proxy Statement

To the Shareholders of

American Standard Companies Inc.:

The Special Meeting of Shareholders of American Standard Companies Inc. will be held at the ASD Learning Center, One Centennial Avenue, Piscataway, New Jersey, on Friday, September 28, 2007, at 1:00 p.m. to consider and vote upon the following proposals:

1.	To vote on a proposal to amend the company’s certificate of incorporation to change the name of the company from “American Standard Companies Inc.” to “Trane Inc.”

2.	To vote to adjourn the special meeting if there are not sufficient votes for a quorum, in order to provide additional time to solicit proxies.

We may also transact any other business as may properly come before the meeting.

Shareholders of record of the company’s common stock as of the close of business on August 21, 2007 are entitled to receive notice of the special meeting and to vote. Shareholders who hold shares in street name may vote through their brokers, banks or other nominees.

Your vote is important. In order to assure that we have a quorum for the meeting and that your vote is counted, please promptly return your properly completed proxy to the company. You may submit your proxy by mail or telephone or over the Internet. Instructions for each type of submission are provided on the enclosed proxy card. If you prefer to send your proxy by mail, an envelope is enclosed. No postage is required if mailed in the United States.

By order of the Board of Directors,

MARY ELIZABETH GUSTAFSSON
Senior Vice President, General Counsel
and Secretary

Piscataway, New Jersey

August 28, 2007

PROXY STATEMENT

FOR THE

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 28, 2007

About the Special Meeting

Why have I received these materials?    The Board of Directors is soliciting proxies for use at the Special Meeting of Shareholders of the company to be held on September 28, 2007. This proxy statement and the proxy card, is being mailed to shareholders on or about August 28, 2007.

Who may vote?    You are entitled to vote if our records show you held one or more shares of the company’s common stock at the close of business on August 21, 2007, which we refer to as the record date. At that time 201,853,090 shares of common stock were outstanding and entitled to vote. Each share will entitle you to one vote at the special meeting. For ten days prior to the special meeting, during normal business hours, a complete list of all shareholders on the record date will be available for examination by any shareholder at the company’s offices at One Centennial Avenue, Piscataway, New Jersey 08855. The list of shareholders will also be available at the special meeting.

About the proxy statement.    The words “company,” “American Standard,” “we,” “us” and “our” refer to American Standard Companies Inc., a Delaware corporation. We refer to the U.S. Securities and Exchange Commission as the “SEC” and the New York Stock Exchange as the “NYSE.” Finally, the words “common stock,” “stock” and “shares” refer to the company’s common stock, par value $0.01 per share, which trades on the NYSE under the symbol ASD.

How do I vote shares registered in my name?    If you owned shares of common stock in your own name on the record date, then you are a holder of record. This means that you may use the enclosed proxy card to tell the company representatives how to vote your shares. Be sure to sign, date and mail the proxy card in the envelope that we have included with the proxy card. You may also send instructions over the Internet or by using a toll-free telephone number by following the instructions on the proxy card. If you use the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible. If you use the Internet or the telephone, have the proxy card in hand when you call the number or go to the web site listed on the enclosed form, and follow the instructions. The Internet and telephone voting facilities for shareholders of record will close at 11:59 p.m., Eastern Daylight Time, on September 27, 2007.

How do I vote shares held by a broker?    If a broker, bank or other nominee holds shares of common stock for your benefit, and the shares are not in your name on the company’s stock transfer records, then you are considered a “beneficial owner” of those shares. Shares held this way are sometimes referred to as being held in “street name.” In that case, your broker, bank or other nominee will send you instructions on how to vote. If you have not heard from the broker, bank or other nominee who holds your stock, please contact them as soon as possible. If you attend the special meeting in person and want to vote shares beneficially owned by you, you must bring a written proxy from your broker, bank or other nominee that identifies you as the sole representative entitled to vote the shares indicated.

What if my shares are held through the American Standard Employee Stock Ownership Plan, Savings Plan or 401(k) and Thrift Plan?    If you are a participant in the American Standard Employee Stock Ownership Plan (the “ESOP”), the American Standard Savings Plan (the “Savings Plan”) or the American Standard 401(k) and Thrift Plan (the “Thrift Plan”), you will receive one proxy card for all shares allocated to your ESOP, Savings Plan and Thrift Plan accounts. The proxy card will serve as a voting instruction card for the trustee of the ESOP, the Savings Plan and the Thrift Plan. If you do not vote your shares, the ESOP trustee will vote your ESOP shares in the same proportion as shares for which instructions were received under the ESOP. Similarly, unvoted shares held through the Savings Plan will be voted by the Savings Plan trustee in the same proportion as shares for which instructions were received under the Savings Plan and unvoted shares in the Thrift Plan will be voted by the Thrift Plan trustee in the same proportion as shares for which instructions were received under the Thrift Plan. Many of our current employees and any former employees holding shares in employee plans who have chosen to do so will receive their proxy card and proxy statement electronically by e-mail. If you hold shares other than through the ESOP Plan, Savings Plan or Thrift Plan, you will receive a separate set of materials, including a separate proxy card and control number, to vote those shares.

What if my shares are held through the American Standard Employee Stock Purchase Plan?    You should vote any shares held in an Employee Stock Purchase Plan account by completing the materials sent to you by your broker for that account. If you do not respond to the materials sent to you by your broker, your broker will, to the extent permitted by the rules of the NYSE and the SEC, vote the shares on your behalf.

How will the company representatives vote for me?    The company representatives, Frederic M. Poses, G. Peter D’Aloia, Mary Elizabeth Gustafsson and Mark C. Cresitello have been chosen to vote in your place as your proxies at the special meeting, or anyone else they choose as their substitutes. Whether you vote by proxy card, Internet or telephone, the company representatives will vote your shares as you instruct them. If you do not indicate how you want your shares voted, the company representatives will vote as the Board recommends. If there is an interruption or adjournment of the special meeting before the agenda is completed, the company representatives may still vote your shares when the meeting resumes. If a broker, bank or other nominee holds your common stock, they will ask you for instructions and instruct the company representatives to vote the shares held by them in accordance with your instructions.

Can I change my vote after I have returned my proxy card or given instructions over the Internet or telephone?    Yes. After you have submitted a proxy, you may change your vote at any time before the proxy is exercised by submitting a notice of revocation or a proxy bearing a later date. Whether or not you vote using a traditional proxy card, through the Internet or by telephone, you may use any of those three methods to change your vote. Accordingly, you may change your vote either by submitting a proxy card prior to or at the special meeting or by voting again before 11:59 p.m., Eastern Daylight Time, on September 27, 2007, the time at which the Internet and telephone voting facilities close. The later submitted vote will be recorded and the earlier vote revoked.

Votes required for approval.    Provided that a quorum is present, approval of the proposal requires the affirmative vote of a majority of shares present or represented and entitled to vote at the special meeting.

The effect of abstentions; broker non-votes.    Abstentions are not counted as votes “for” or “against” a proposal, but are counted in determining the number of shares present or represented on a proposal. However, since approval of the proposal requires the affirmative vote of a majority of the shares of common stock present or represented at the special meeting, abstentions have the same effect as a vote “against” that proposal. Since the proposal is considered discretionary, a nominee (e.g., broker) holding shares for a beneficial owner may vote on the proposal even though it has not received voting instructions from the beneficial owner concerning the proposal. As a result, there will be no broker non-votes.

What constitutes a quorum for purposes of the special meeting?    There is a quorum when the holders of a majority of the company’s common stock are present in person or by proxy.

Who pays for this solicitation?    The expense of preparing, printing and mailing this proxy statement and the accompanying material will be borne by American Standard. Solicitation of individual shareholders may be made by mail, personal interviews, telephone, facsimile, electronic delivery or other telecommunications by officers and regular employees of the company who will receive no additional compensation for those activities. We will reimburse brokers and other nominees for their expenses in forwarding solicitation material to beneficial owners.

What happens if other business not discussed in this proxy statement comes before the special meeting?    The company does not know of any business to be presented at the special meeting other than the proposal in this proxy statement. If other business comes before this meeting and is proper under Delaware law, the company representatives will use their discretion in casting all of the votes they are entitled to cast.

Board Recommendation on Voting for Proposal

The Board recommends a vote FOR the proposal to amend American Standard Companies Inc.’s certificate of incorporation to change the name of the company from “American Standard Companies Inc.” to “Trane Inc.”

PROPOSAL—APPROVAL OF THE AMENDMENT TO AMERICAN

STANDARD COMPANIES INC.’S CERTIFICATE OF INCORPORATION TO CHANGE

THE NAME OF THE COMPANY TO TRANE INC.

The Board of Directors has unanimously approved, subject to shareholder approval, an amendment to American Standard’s certificate of incorporation, changing the name from “American Standard Companies Inc.” to “Trane Inc.” The full text of the proposed changes to American Standard’s certificate of incorporation has been incorporated into the proposed certificate of amendment to the certificate of incorporation of American Standard included as Exhibit A.

This name change is in connection with the company’s separation of its three business segments previously announced by the company. On July 31, 2007, the company completed the spinoff of its Vehicle Control Systems business, which now operates as an independent, publicly traded company known as WABCO Holdings Inc. On July 23, 2007, the company announced that it had signed a definitive agreement to sell the company’s worldwide Bath and Kitchen business to funds advised by Bain Capital Partners, LLC for $1.755 billion in cash, which sale is expected to close early in the fourth quarter. Following the close of the sale of the Bath and Kitchen business, the company will focus on its Air Conditioning Systems and Services business. As a result, American Standard’s management believes that a change of its name to “Trane Inc.”, named after the company’s flagship air conditioning brand, will align the name of the company with its remaining operating business.

Shareholders will not be required to submit their stock certificates for exchange as a result of this proposed name change. Following the effective date of the amendment changing the name of American Standard, all new stock certificates issued by American Standard will be overprinted with American Standard’s new name.

If the shareholders approve the proposal at the special meeting, American Standard will implement the name change following the closing of the sale of its Bath and Kitchen business.

INTEREST OF CERTAIN PERSONS IN THE MATTER TO BE ACTED UPON

None of American Standard’s officers, directors or affiliates has a substantial interest in the matter to be acted upon at the special meeting other than as a shareholder of the company.

COMMON STOCK OWNERSHIP OF OFFICERS, DIRECTORS

AND SIGNIFICANT SHAREHOLDERS

Ownership of Common Stock by Directors and Executive Officers

The table below sets forth, as reported to the company, the number of shares of common stock beneficially owned as of August 13, 2007, by each of the directors and the named executive officers included in the proxy statement dated March 23, 2007 for our 2007 Annual Meeting of Shareholders, with the exception of Mr. James F. Hardymon who retired from the Board on May 3, 2007. The table also shows the beneficial ownership of the company’s stock by all directors, the named executive officers, and the executive officers as a group on that date, including shares of common stock that they have a right to acquire within 60 days after August 13, 2007 by the exercise of options that have been granted under the company stock options plans.

Name of Beneficial Owner	Shares Beneficially Owned	Options Exercisable Within 60 Days	Total	Percentage of Class
Frederic M. Poses(1),(2)	292,102	3,823,653	4,115,755	1.99
G. Peter D’Aloia(1)	47,141	600,000	647,141	*
W. Craig Kissel(1),(3)	119,911	656,697	776,608	*
Jacques Esculier(1)	2,704	111,666	114,370	*
Lawrence B. Costello(1),(4)	9,074	351,461	360,535	*
Steven E. Anderson(5)	34,521	34,200	68,721	*
Jared L. Cohon(4),(5)	18,132	79,200	97,332	*
Paul J. Curlander(4),(5)	4,917	10,500	15,417	*
Steven F. Goldstone(4),(5)	16,062	34,200	50,262	*
Kirk S. Hachigian(5)	3,891	3,500	7,391	*
Edward E. Hagenlocker(4),(5)	13,931	39,201	53,132	*
Ruth Ann Marshall(4),(5)	10,471	21,300	31,771	*
Dale F. Morrison(4),(5)	3,891	3,500	7,391	*
All current directors and executive officers of the company as a group (21 persons)(3),(4)	700,358	6,622,272	7,322,630	3.49

*	Less than one percent
(1)	The number of shares shown for officers in the table above includes shares allocated to their accounts in the ESOP and the Savings Plan. As of August 13, 2007, the shares allocated to the named officers’ ESOP accounts are as follows: Mr. Poses, 1,867 shares; Mr. D’Aloia, 1,779 shares; Mr. Kissel, 7,439 shares; Mr. Esculier, 1,182 shares and Mr. Costello, 1,776 shares. The shares allocated to the Named Officers’ Savings Plan accounts as of August 13, 2007 are as follows: Mr. Poses, 3,044 shares; Mr. D’Aloia 2,841 shares; Mr. Kissel, 13,353 shares, Mr. Esculier, 1,522 shares and Mr. Costello, 2,865 shares. Participants in the ESOP and Savings Plan have shared voting power and no investment power (other than in accordance with the diversification rules of the plans) for the shares under these plans.

(2)	Includes 50,000 shares Mr. Poses contributed to a charitable foundation that he controls.

(3)	The number of shares shown in the table includes shares of common stock issued as part of payouts under a former Long-Term Incentive Compensation Plan and a former Supplemental Incentive Compensation Plan. These shares are held in executive trusts and are voted by the trustees as recommended by the company. Until termination of employment, a beneficiary of an executive trust cannot dispose of shares credited to his account. Mr. Kissel has been allocated 27,350 shares under these executive trusts. The shares held in these trusts by all executive officers as a group total 36,534.

(4)	Shares do not include deferred stock units allocated under the company’s American Standard Companies Inc. Deferred Compensation Plan as follows: Mr. Costello, 36,281; units; Dr. Cohon, 6,715 units; Mr. Curlander, 6,455 units; Mr. Goldstone, 10,638 units; Mr. Hagenlocker, 2,285 units; Ms. Marshall, 6,806 units and Mr. Morrison, 4,092 units.

(5)	Under the American Standard Companies Inc. Supplemental Compensation Plan for Outside Directors, a trust account holds shares of common stock for each participating director. The shares are voted by the trustee of the trust on behalf of each participating director in accordance with the director’s instructions. The trust shares do not vest to direct ownership while the director is in office. Shares held under this plan are as follows: Mr. Anderson, 34,521; Dr. Cohon, 18,132; Mr. Curlander, 4,917; Mr. Goldstone, 10,062; Mr. Hachigian, 3,891; Mr. Hagenlocker, 13,931; Ms. Marshall, 7,471 and Mr. Morrison, 3,891.

Persons Owning More than Five Percent of the Company’s Stock

Following is information regarding shareholders who beneficially owned as of August 13, 2007 more than five percent of the company’s common stock according to documents filed by those shareholders with the SEC. To the best of our knowledge, there are no other shareholders who beneficially own more than five percent of the class of company’s voting securities.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Class
Wellington Management Company, LLP (“Wellington”)(1)	13,944,700	7.0
75 State Street
Boston, MA 02109

American Standard Employee Stock Ownership Plan(2)	11,404,652	5.7

Berkshire Hathaway Inc.(3)	11,062,700	5.5
1440 Kiewit Plaza
Omaha, NE 68131

American Standard Savings Plan(2)	10,088,615	5.0

(1)	In a Schedule 13G filed on February 14, 2007, Wellington reported that, as of December 31, 2006, it was deemed, pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended, to hold shared voting power with respect to 9,694,300 shares but shared dispositive power with respect to only 13,924,500 of the shares reported in the table, by virtue of the fact that it is an investment advisor.

(2)	The business address for the Savings Plan and ESOP is c/o American Standard Inc., P.O. Box 6820, One Centennial Avenue, Piscataway, New Jersey 08855-6820. Fidelity Management Trust Company is the trustee of both the Savings Plan and the ESOP Plan. The trustee’s business address is 300 Puritan Way, Mail Zone-MM3H, Marlborough, Massachusetts 01752-3070.

(3)	In a Schedule 13G filed on February 14, 2007, Warren E. Buffett (an individual who may be deemed to control Berkshire Hathaway Inc.), Berkshire Hathaway Inc., OBH, Inc., National Indemnity Company and GEICO Corporation and Government Employees Insurance Company, as a filing group, reported that, as of December 31, 2006, it was deemed, pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended, to hold shared voting power and shared dispositive power with respect to the 11,062,700 shares reported in the table above.

OTHER MATTERS

Shareholder Proposals for the 2008 Annual Meeting

Proposals for Inclusion in the Proxy Statement.    Under the rules of the SEC, if a shareholder wants to include a proposal for consideration in our proxy statement and proxy card at our 2008 Annual Meeting of Shareholders, the proposal must be received at our executive offices located at One Centennial Avenue, Piscataway, New Jersey 08855 no later than November 23, 2007. The proposal should be sent to the attention of the Secretary of the company.

Proposals to be Offered at an Annual Meeting.    Under our amended by-laws, and as permitted by the rules of the SEC, certain procedures are provided which a shareholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting if such matter is not intended to be considered for inclusion in the proxy statement. These procedures provide that nominations for director nominees and/or an item of business to be introduced at an annual meeting of shareholders must be submitted in writing by certified mail to the Secretary of the company at our principal executive office. We must receive the notice of your intention to introduce a nomination or proposed item of business at our 2008 Annual Meeting no later than 50 days in advance of the 2008 Annual Meeting. If less than 50 days advance notice of the meeting is given, proposals must be received no later than the seventh day following the mailing of the written notice of the shareholder meeting. In addition, nominations for a non-incumbent director must be accompanied by information concerning the proposed nominee, including such information as is required by the company’s amended by-laws and the proxy rules under the SEC.

Multiple Shareholders Sharing the Same Address

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of the proxy statement unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

If you and other shareholders of record participate in householding and wish to receive a separate copy of this proxy statement, or if you wish to receive separate copies of future annual reports and/or proxy statements, please contact our Investor Relations Department by telephone at 732-980-6125 or in writing at P.O. Box 6820, One Centennial Avenue, Piscataway, New Jersey 08855-6820.

If you and other shareholders of record with whom you share an address currently receive multiple copies of annual reports and/or proxy statements, or if you hold stock in more than one account and, in either case, you wish to receive only a single copy of the annual report or proxy statement for your household, please contact our Investor Relations Department at the telephone number or address above.

If you are a beneficial owner, you can request additional copies of this proxy statement or you may request householding information from your bank, broker or nominee.

Electronic Access to Proxy Statement

This proxy statement is available on the company’s web site at www.americanstandard.com. Instead of receiving paper copies of this proxy statement in the mail, shareholders can elect to receive an e-mail that will provide an electronic link to these documents. Choosing to receive your proxy materials online will save us the cost of producing and mailing documents to your home or business, and also will give you an electronic link to the proxy voting site.

Shareholders of Record.    Shareholders of record can choose to receive materials electronically by following the instructions provided if voting over the Internet or by telephone. You can also choose between receiving electronic and paper copies by contacting our Investor Relations Department by telephone at 732-980-6125 or in writing at P.O. Box 6820, One Centennial Avenue, Piscataway, New Jersey 08855-6820.

If you choose to receive future proxy statements and annual reports over the Internet, you will receive an e-mail next year with instructions containing the Internet address of those materials and the electronic link to the proxy voting site. The election will remain in effect until you write or call the company’s Investor Relations Department and tell us otherwise.

Beneficial Shareholders.    If you hold your shares in a brokerage account, you may also have the ability to receive copies of the annual report and proxy statement electronically. Please check the information provided in the proxy materials sent to you by your bank, broker or other holder of record regarding the availability of electronic delivery.

By order of the Board of Directors,

MARY ELIZABETH GUSTAFSSON
Senior Vice President, General Counsel
and Secretary

August 28, 2007

Exhibit A

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

AMERICAN STANDARD COMPANIES INC.

The undersigned, an authorized natural person, for the purpose of amending the certificate of incorporation of American Standard Companies Inc., which was originally filed under the name of ASI Holding Corporation on March 15, 1988 with the Secretary of State of the State of Delaware, hereby certifies that:

FIRST: The name of the corporation is American Standard Companies Inc. (the “Corporation”).

SECOND: The certificate of incorporation of the Corporation is hereby amended by changing the name of the Corporation to Trane Inc.

THIRD: The amendment of the certificate of incorporation herein has been duly adopted in accordance with the provisions of Section 242 of the General Corporate Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Certificate of Incorporation of American Standard Companies Inc. on this          day of              2007.

Name:
Authorized Officer

A-1

ONE CENTENNIAL AVENUE PISCATAWAY, NJ 08854

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit the voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on September 27, 2007. Have the proxy card in hand when accessing the web site and follow the instructions to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit the voting instructions up until 11:59 p.m. Eastern Daylight Time on September 27, 2007. Have this proxy card in hand when calling and then follow the instructions.

VOTE BY MAIL Mark, sign and date the proxy card and return it in the postage-paid envelope we have provided.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by American Standard Companies Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote shares using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. You may also sign up for electronic delivery by contacting www.investordelivery.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	AMSTN1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMERICAN STANDARD COMPANIES INC.

THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS A VOTE FOR PROPOSAL 1.

1. To vote on a proposal to amend the company’s Certificate of Incorporation to change the name of the company from “American Standard Companies Inc.” to “Trane Inc.”	For ☐	Against ☐	Abstain ☐

This proxy, when properly executed, will be voted in the manner directed. If no direction is given, the proxies will vote in accordance with the Board of Directors’ recommendation.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Please sign this proxy card and return it promptly, whether or not you plan to attend the meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the meeting and decide to vote by ballot, such vote will supersede this proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

IMPORTANT NOTICE REGARDING

DELIVERY OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission has adopted rules that permit companies to send a single copy of annual reports, proxy statements, prospectuses and other disclosure documents to two or more investors sharing the same address, subject to certain conditions. The “householding” rules will provide greater convenience for investors and cost savings for companies by reducing the number of duplicate documents that investors receive.

Implementation and Consent

Unless we receive contrary instructions, if you have the same last name or are a member of the same family as any other investor who shares the same address, your household will receive only one copy of American Standard Companies Inc.’s annual report, proxy statement and other disclosure documents, although you will receive a separate proxy card for each investor in the household.

Revoking and Duration of Consent

If you choose to revoke your consent to the householding program at a future date, you may do so by writing to the Investor Relations Department, P.O. Box 6820, One Centennial Avenue, Piscataway, NJ 08855-6820. You may also call us at 732-980-6125 to revoke your consent. We will remove you from the householding program within 30 days of receipt of your revocation of your consent. If we do not receive instructions to remove your account from this service, your account will continue to be “householded” until we notify you otherwise. However, if at any time you would like a separate copy of the annual report or proxy statement, please write or call us at the address or phone number shown above, and we will deliver it promptly.

American Standard Companies Inc. encourages your participation in this program. It not only allows us to reduce costs, but is more environmentally friendly by reducing the unnecessary use of materials.

August 28, 2007

AMERICAN STANDARD COMPANIES INC.

SPECIAL MEETING OF SHAREHOLDERS

SEPTEMBER 28, 2007

This proxy card is solicited on behalf of

the Board of Directors for the Special Meeting of Shareholders on September 28, 2007.

The undersigned hereby appoints Frederic M. Poses, G. Peter D’Aloia, Mary Elizabeth Gustafsson and Mark C. Cresitello, and each of them, proxies, with full power of substitution, to vote all of the undersigned’s shares of American Standard Companies Inc. Common Stock (Common Stock) at the Special Meeting of Shareholders to be held on Friday, September 28, 2007, at 1:00 p.m. (EDT) at the ASD Learning Center, Third Floor, One Centennial Avenue, Piscataway, New Jersey, and at any adjournments or postponements thereof, upon all subjects that may properly come before the meeting, including the matter described in the proxy statement furnished herewith, subject to any direction indicated on the reverse side of this card. The shares of Common Stock you beneficially own will be voted as you specify. If no direction is given, the proxies will vote for Proposal 1.

If shares of Common Stock are issued to or held for the account of the undersigned in the American Standard Employee Stock Ownership Plan (ESOP), the American Standard Savings Plan (Savings Plan) or the American Standard 401(k) and Thrift Plan (Thrift Plan) or any officer or director trust (Trust), the undersigned hereby directs the respective fiduciary of the ESOP, Savings Plan, Thrift Plan and each Trust to vote all shares of Common Stock in the undersigned’s name and/or account thereunder in accordance with the instructions given herein at the Special Meeting and any adjournment or postponement thereof on all matters properly coming before the Special Meeting, including but not limited to the matter on the reverse side hereof.

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY TELEPHONE, OR INTERNET, OR SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT THE SHARES CAN BE REPRESENTED AT THE MEETING.

(continued on reverse side)